UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 1, 2005


                              1MAGE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


           COLORADO                   0-12535               84-0866294
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 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)        Identification Number)


6025 S. Quebec Street, Suite 300  Englewood, Colorado             80111
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (303) 694-9180


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

      On August 26, 2005, US Bank, NA (the "Bank") assigned the outstanding balance of $149,136.43 owed to the Bank by 1mage Software, Inc. (the "Company") under its line of credit with the Bank to David R. DeYoung, the Company's President and CEO, and his spouse, Mary Anne DeYoung, the Company's Vice President-Finance and CFO (together, the "DeYoungs"), in exchange for the DeYoungs' payment in full of that unpaid balance. Both David and Mary Anne DeYoung serve on the Company's Board of Directors. In connection with the assignment of the line of credit, the DeYoungs and the Bank executed an Allonge and Agreement for Promissory Note, UCC Financing Statement and Related Collateral Documents and Interests (the "Assignment"). By the Assignment, the DeYoungs became the Company's new principal lender with a first priority security interest in substantially all of the Company's assets, subject to the same terms and conditions as those previously governing the Bank's line of credit (the "Senior Line"). Because the Senior Line had matured on August 15, 2005 and the Bank had not extended the time for payment of the entire principal before the Assignment, the DeYoungs also obtained an immediate right to payment of the $149,136.43 balance on the Senior Line. The DeYoungs informed the Company's Board of Directors of the Assignment and made a proposal to the Company for installment payments of the Senior Line subject to certain terms.

      On August 26, 2005, the Company's Board of Directors, with the DeYoungs abstaining, resolved to request DEMALE, LLC, a private entity controlled by members of the Company's Board of Directors which had previously entered into a line of credit agreement with the Company (the "DEMALE Line"), to increase the DEMALE Line, which was second in priority to the Senior Line, from $500,000 to $800,000, and for an immediate draw down of $150,000 to repay the Senior Line.

      On August 29, 2005, the Company's Board of Directors accepted an offer from DEMALE, LLC to immediately increase the DEMALE Line to $650,000. While David DeYoung is one of the members of DEMALE, LLC and participated in the funding of DEMALE's prior extensions of credit to the Company, he did not participate in the funding of this additional $150,000. None of the other terms of the DEMALE Line were changed. On September 1, 2005, the Company drew down $149,136.43 from the DEMALE Line and utilized the proceeds to repay the Senior Line in full. As a result, DEMALE, LLC is now the Company's senior lender with a first priority security interest in substantially all of the Company's assets. The DEMALE Line matures on June 30, 2007, at which time all unpaid principal and interest is due and payable. Copies of the Allonge and Agreement are attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.

            10.1 Allonge and Agreement for Promissory Note, UCC Financing Statement and Related Collateral Documents and Interests dated August 26, 2005.

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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2005                             1MAGE SOFTWARE, INC.



                                                    By: /s/ David R. DeYoung
                                                        ------------------------
                                                        David R. DeYoung,
                                                        Chief Executive Officer


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